UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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Amerigroup Corporation

(Name of Registrant as Specified in Its Charter)

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AMERIGROUP CORPORATION
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in AMERIGROUP Corporation. The materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
AMERIGROUP CORPORATION
4425 CORPORATION LANE
VIRGINIA BEACH, VA 23462
  Stockholder Meeting to be held on May 7, 2009

Proxy Materials Available
•	Notice and Proxy Statement

•	2008 Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or    e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before April 23, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)  BY INTERNET      -   www.proxyvote.com
2)  BY TELEPHONE  -   1-800-579-1639
3)  BY E-MAIL*          -    sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting of Stockholders
Meeting Date:	May 7, 2009
Meeting Time:	10:00 a.m., Eastern Time
For holders as of:	March 9, 2009

Meeting Location:

Hargroves Conference Center
AMERIGROUP National Support Center II
1330 Amerigroup Way
Virginia Beach, VA 23464

How To Vote

Vote In Person

You may choose to attend and vote in person at the annual meeting. Please check the meeting materials for the requirements for meeting attendance. We will provide a ballot to stockholders of record who attend the annual meeting and wish to vote in person.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 6, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR All NOMINEES.
1.	ELECTION OF DIRECTORS - Nominees for term expiring at the 2012 annual meeting.

Nominees:

	01)	Thomas E. Capps

	02)	Emerson U. Fullwood

	03)	William J. McBride

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

2.	RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

3.	APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN.

In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.